EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of SailPoint, Inc., a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

Dated: May 14, 2025

THOMA BRAVO UGP, LLC

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO EXECUTIVE FUND XIII, L.P.

By:	Thoma Bravo Partners XIII, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XIII, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO FUND XIII, L.P.

By:	Thoma Bravo Partners XIII, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XIII, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO FUND XIII-A, L.P.

By:	Thoma Bravo Partners XIII, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XIII, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO EXECUTIVE FUND XV, L.P.

By:	Thoma Bravo Partners XIII, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XIII, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO FUND XV, L.P.

By:	Thoma Bravo Partners XV, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO FUND XV-A, L.P.

By:	Thoma Bravo Partners XV, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO EMPLOYEE FUND, L.P.

By:	Thoma Bravo Partners XV, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

PROJECT HOTEL CALIFORNIA CO-INVEST FUND, L.P.

By:	Thoma Bravo Partners XV, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO CO-INVEST OPPORTUNITIES XV-1, L.P.

By:	Thoma Bravo Partners XV-P, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

THOMA BRAVO CO-INVEST OPPORTUNITIES XV-3, L.P.

By:	Thoma Bravo Partners XV-P, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

PROJECT QUAIL OPPORTUNITIES, L.P.

By:	Thoma Bravo Partners XV-P, L.P.
Its:	General Partner

By:	Thoma Bravo UGP XV, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

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